 EXHIBIT 10.1

AMENDMENT NO. 2 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
Amendment No. 2 (this “Amendment”), dated as of May 26, 2015, to the Amended and Restated Stockholders Agreement, dated December 10, 2013, as amended (the “Stockholders Agreement”) by and among Aramark (formerly known as ARAMARK Holdings Corporation) (the “Company”), Aramark Intermediate HoldCo Corporation (“HoldCo”), and the stockholders named therein (collectively, together with the Company and HoldCo, the “Parties”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Stockholders Agreement.
In connection with the Stockholders Agreement, the Parties hereby agree as follows:

1.	Section 1.02(d) is hereby deleted in its entirety and replaced with the following:
In the event that an Investor Group becomes a Non-Qualifying Investor Group, each Investor Director designated or nominated by such Investor Group shall resign upon the request of the Board at such time as the Board identifies and designates an Independent Director as successor to such Investor Director, in which event the Parties shall take all necessary action to cause such removal at such time.

2.	Section 1.02(h) is hereby deleted in its entirety and replaced with the following:
[Intentionally omitted].

3.	Section 1.02(i) is hereby deleted in its entirety and replaced with the following:
For so long as (i) at least two Investor Directors serve on the board and (ii) members of at least two Investor Groups own in the aggregate a number of shares that is equal to at least 10% of the aggregate number of Original Shares owned by the members of such Investor Group, a quorum shall be present if, after due notice, a majority of the directors of the Board, including at least one Investor Director, are present.

4.	Section 1.03(c) is hereby deleted in its entirety and replaced with the following:
[Intentionally omitted].
THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement.
Except as modified by this Amendment, the Stockholders Agreement shall remain in full force and effect.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

/s/ Joseph Neubauer
Joseph Neubauer

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

CCMP CAPITAL INVESTORS II, L.P.

By: CCMP Capital Associates L.P., its General Partner

By: CCMP Capital Associates GP, LLC, its general
   partner

By: /s/ Joe Scharfenberger

Name: Joe Scharfenberger
Title: MD

CCMP CAPITAL INVESTORS (CAYMAN) II, LP

By: CCMP Capital Associates L.P., its General Partner

By: CCMP Capital Associates GP, LLC, its general
    partner

By: /s/ Joe Scharfenberger

Name: Joe Scharfenberger
Title: MD

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

J.P. MORGAN PARTNERS (BHCA), L.P.

By: JPMP Master Fund Manager, L.P.,
   Its General Partner

By: JPMP Capital Corp.,
   Its General Partner

By: /s/ Ana Capella Gomez-Acebo
   Name: Ana Capella Gomez-Acebo
   Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS
(SELLDOWN). L.P.

By: JPMP Global Investors, L.P.,
   Its General Partner

By: JPMP Capital Corp.,
   Its General Partner

By: /s/ Ana Capella Gomez-Acebo
   Name: Ana Capella Gomez-Acebo
   Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS,
L.P.

By: JPMP Global Investors, L.P.,
   Its General Partner

By: JPMP Capital Corp.,
   Its General Partner

By: /s/ Ana Capella Gomez-Acebo
   Name: Ana Capella Gomez-Acebo
   Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL
INVESTORS (SELLDOWN) II, L.P.

By: JPMP Global Investors, L.P.,
   Its General Partner

By: JPMP Capital Corp.,
   Its General Partner

By: /s/ Ana Capella Gomez-Acebo
   Name: Ana Capella Gomez-Acebo
   Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS A,
L.P.

By: JPMP Global Investors, L.P.,
   Its General Partner

By: JPMP Capital Corp.,
   Its General Partner

By: /s/ Ana Capella Gomez-Acebo
   Name: Ana Capella Gomez-Acebo
   Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.

By: JPMP Global Investors, L.P.,
   Its General Partner

By: JPMP Capital Corp.,
   Its General Partner

By: /s/ Ana Capella Gomez-Acebo
   Name: Ana Capella Gomez-Acebo
   Title: Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS
(CAYMAN) II, L.P.

By: JPMP Global Investors, L.P.,
   Its General Partner

By: JPMP Capital Corp.,
   Its General Partner

By: /s/ Ana Capella Gomez-Acebo
   Name: Ana Capella Gomez-Acebo
   Title: Managing Director

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

GS CAPITAL PARTNERS V FUND, L.P. By: GSCP V Advisors, L.L.C., its General Partner By: /s/ Sanjeev Mehra Name: Sanjeev Mehra Title: Vice President

GS CAPITAL PARTNERS V OFFSHORE FUND, L.P. By: GSCP V Offshore Advisors, L.L.C., its General Partner By: /s/ Sanjeev Mehra Name: Sanjeev Mehra Title: Vice President

GS CAPITAL PARTNERS V GMBH & CO KG By: GS Advisors V, L.L.C., its Managing Limited Partner By: /s/ Sanjeev Mehra Name: Sanjeev Mehra Title: Vice President

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P. By: GS Advisors V, L.L.C. Limited Partner By: /s/ Sanjeev Mehra Name: Sanjeev Mehra Title: Vice President

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors, VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By: /s/ Todd M. Abbrecht
   Name:
   Title:

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its general partner
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By: /s/ Todd M. Abbrecht
   Name:
   Title:

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors, VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By: /s/ Todd M. Abbrecht
   Name:
   Title:

PUTNAM INVESTMENT EMPLOYEES’
SECURITIES COMPANY IIII, LLC
By: Putnam Investment Holdings, LLC, its managing
   member
By: Putnam Investments, LLC, its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By: /s/ Todd M. Abbrecht
   Name:
   Title:

THL EQUITY FUND VI INVESTORS
(ARAMARK), LLC
By: THL Equity Advisors, VI, LLC, its manager
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By: /s/ Todd M. Abbrecht
   Name:
   Title:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By: /s/ Todd M. Abbrecht
   Name:
   Title:

PUTNAM INVESTMENT HOLDINGS, LLC
By: Putnam Investments, LLC, its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing Member

By: /s/ Todd M. Abbrecht
   Name:
   Title:

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

WARBURG PINCUS PRIVATE EQUITY IX, LP

By: Warburg Pincus IX LLC, its General Partner
By: Warburg Pincus Partners, LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By: /s/ David Barr
   Name:
   Title:

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

/s/ Eric Foss
Eric Foss, as Management Representative